UNITED STATES SECURITIES AND
                                      EXCHANGE COMMISSION
                                    Washington, D.C. 20549
                                           FORM 8-K
                                        CURRENT REPORT
                            Pursuant to Section 13 OR 15(d) of
                            The Securities Exchange Act of 1934
             Date of Report (Date of earliest event reported)January 28, 2008
                                       3Si Holdings Inc.

                                           Wyoming
                      (State or other jurisdiction of incorporation

                                          000-9358
                                  (Commission File Number)

                                          83-0245581
                               (IRS Employer Identification No.)

         31 N. Tejon St, Suite 316, Colorado Springs, Colorado, USA 80903
              (Address of principal executive offices and Zip Code)

                                      (719) 635-2187
                 Registrant's telephone number, including area code

           6886 South Yosemite ST  Ste 100  Centennial, Colorado USA 80912
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     On January 28, 2008, we decided to engage new auditors as our independent accountants to audit our financial statements. Our Board of Directors approved the change of accountants to Ronald R.
Chadwick, P.C. Accordingly, we dismissed Gordon, Hughes & Banks, LLP, on January 28, 2008.

     During our most recent fiscal year, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Gordon, Hughes& Banks, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The report on the financial statements prepared by Gordon, Hughes & Banks, LLP, for the last fiscal year did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principals except that Gordon, Hughes & Banks, LLP, expressed in their report substantial doubt about our ability to continue as a going concern.

     We provided Gordon, Hughes & Banks, LLP with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Gordon, Hughes & Banks, LLP is to this Current Report on Form 8-K.

     We have engaged the firm of Ronald R. Chadwick, P.C. as of January
28, 2008. During the last two fiscal years and subsequent interim periods preceding his engagement, Ronald R. Chadwick, P.C., was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Letter from Gordon, Hughes & Banks, LLP

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       3Si Holdings, INC.
                                       /s/ Frederick J. Slack
                                       Chief Executive Officer and Director

January 28,2008